                               SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section 14(a) of
                the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240,14a-12

                            AMARILLO MESQUITE GRILL, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)
                                         N/A
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________
     (5)  Total fee paid:

          ______________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchhange Act Rule 0-11(a)(2) and identify the followiong for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________
     (2)  Form, Schedule of Registration Statement No.:

          ______________________________________________________________
     (3)  Filing Party:

          ______________________________________________________________
     (4)  Date Filed:

          ______________________________________________________________

                            AMARILLO MESQUITE GRILL, INC.
                            302 North Rock Road, Suite 200
                                    P.O. Box 2817
                                Wichita, Kansas  67201


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 29, 1998


     The Annual Meeting of the Stockholders of AMARILLO MESQUITE GRILL, INC. (the "Company") will be held at Amarillo Mesquite Grill Restaurant, Banquet Room, 3151 N. Rock Road, Wichita, Kansas, on the 29th day of May 1998, at 10:00 o'clock A.M. (CDT) for the purpose of considering and acting upon the following matters:

     1. To elect four directors to hold office for the ensuing year and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment.

     The Company's annual report for the year ended January 25, 1998 will have been mailed to all stockholders of record at the close of business on April 30, 1998.

     The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 29, 1998 will be entitled to notice of and to vote at the meeting.

                                        By Order of the Board of Directors
                                        Linn F. Hohl, Secretary

Wichita, Kansas
April 29, 1998

     You are cordially invited to come early so that you may meet informally with management and Board nominees. The meeting room will be open from 9:30 o'clock A.M. until the meeting time at 10:00 o'clock A.M.


                                      IMPORTANT

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                            AMARILLO MESQUITE GRILL, INC.
                            302 North Rock Road, Suite 200
                                    P.O. Box 2817
                                Wichita, Kansas  67201

                                      ----------

                 The approximate mailing date of this Proxy Statement
                                  is April 30, 1998

                                      ----------

                                   PROXY STATEMENT
                          FOR ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 29, 1998

     The accompanying proxy is furnished by Amarillo Mesquite Grill, Inc. (the "Company") in connection with the solicitation by the Board of Directors and may be revoked by the stockholder at any time before it is voted by giving a written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by personal withdrawal of the proxy prior to or at the meeting. The expense of this solicitation is to be borne by the Company and the Company will reimburse persons holding stock in their name or in the names of their nominees, for their expenses in sending proxies and proxy materials to their principals.

     The Company has issued and outstanding 7,573,895 shares of common stock, par value $0.01 per share, as of April 29, 1998, the date the stockholders of record entitled to vote at the meeting was determined (the "Record Date"). Each share of common stock entitles the holder thereof to one vote. Nevertheless, each stockholder has cumulative rights in electing directors, which means that he has the right to accumulate his votes and give one candidate the number of votes to which his shares are entitled multiplied by the number of directors to be elected, or to distribute his votes on the same principle among as many candidates as he chooses. Cumulative voting rights may be exercised in the same manner as other voting rights, i.e., by proxy or in person. To exercise the right, the stockholder should clearly indicate on the proxy card or upon a sheet of paper how his votes should be distributed.


                           PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth certain information with regard to the beneficial ownership of Common Stock as of April 1, 1998 by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

                                        Amount and
                                        Nature of
                                        Beneficial          Percent of
     Name and Address (1)               Ownership              Class
     --------------------               ------------        ----------
     Chris F. Hotze                        439,317 (2)         5.8%

     Linn F. Hohl                          197,427 (3)         2.6%

     Alan L. Bundy                         881,935 (4)         11.4%

     Andres Mouland                        309,056 (5)         4.1%

     C. Howard Wilkins, Jr.              2,013,165 (6)         25.8%

     All officers and directors
     as a group (five persons)           3,840,900 (7)         49.7%

     Starwood Investments, L.P.
     1313 North Webb Road
     Wichita, KS  67206                  1,821,607 (8)         23.3%

---------------------------
(1) The business address of all officers and directors is 302 North Rock Road, Suite 200, Wichita, Kansas 67206.

(2) Includes 28,000 shares owned by Mr. Hotze's minor children and 55,000 stock options which are fully vested and exercisable.

(3)  Includes 42,000 stock options which are fully vested and exercisable.

(4) Includes 10,040 shares owned by Mr. Bundy's minor children and 135,975 shares subject to stock options which are fully vested and exercisable.

(5) Includes 5,000 shares owned by Mr. Mouland's minor children and 45,000 stock options which are fully vested and exercisable.

(6) Includes 250,000 shares subject to stock options which are fully vested and exercisable.

(7) Includes 527,795 shares subject to stock options which are fully vested and exercisable.

(8) Includes 216,000 shares and 250,000 shares subject to stock options which are fully vested and exercisable and owned by the general partner of Starwood Investments, L.P.

                                ELECTION OF DIRECTORS

     All directors of the Company are elected for a term of one year and hold office until the annual meeting of the stockholders. The officers of the Company are elected at the Board of Directors' first meeting following the annual meeting of the stockholders. Such officers hold office until their successors are chosen and qualified or until their death, resignation or removal.

     All executive officers of the Company currently serve on the Board of Directors. The terms of office for all Board members expire at the 1998 Annual Meeting of Stockholders. The following individuals have been nominated for re-election to the Board to serve until the Annual Meeting of Stockholders in 1999.


Name                     Age  Position(s)                                    Year Became
----                     ---  -----------                                      Director
                                                                             -----------
Chris F. Hotze           51   Chairman of the Board, President and Director     1982
Alan L. Bundy            41   Executive Vice President and Director             1996
Linn F. Hohl             58   Vice President of Finance, Secretary,
                              Treasurer and Director                            1982
C. Howard Wilkins, Jr.   60   Director                                          1994

     CHRIS F. HOTZE has been President and Director of the Company since the Company's inception in 1982. Mr. Hotze became Chairman of the Board in 1989.
He began his career in the restaurant business in 1965 as an employee of Pizza Hut, Inc., where he held various management positions including Corporate Director of Training. In 1972, he joined Pizza Corporation of America as Regional Vice President. In 1975, he joined Maverick Development Corporation ("MDC") which managed sixteen Pizza Hut restaurants in Massachusetts and South Carolina and served as its President until October of 1983. Mr. Hotze is also a Director of Texas Pizza Corporation, a privately held company which owns and operates Pizza Hut restaurants. Mr. Hotze received a Bachelor's Degree in Business Administration from Wichita State University in 1970.

     ALAN L. BUNDY has been Executive Vice President and a director of the Company since the acquisition by the Company of the Amarillo Mesquite Grill restaurant chain in June 1996. Mr. Bundy founded Amarillo Mesquite Grill restaurant in 1982 and established four restaurants by the time these restaurants were sold to the Company. Mr. Bundy is in charge of overseeing the management and further development of the Amarillo Mesquite Grill restaurant chain.

     LINN F. HOHL has been Vice President of Finance, Treasurer and Assistant Secretary of the Company since the Company's inception in 1982, a Director since 1986 and Secretary of the Company since 1992. Mr. Hohl was employed as a Certified Public Accountant by KPMG Peat Marwick LLP, from 1962 to 1972. In 1972, he joined Pizza Corporation of America as Assistant Controller. From 1975 to 1981, Mr. Hohl served as a personal accountant for Mr. C. Howard Wilkins, Jr. and was an officer and director in several different corporations in which Mr.
Wilkins was involved. From 1981 to 1983, he also served as Treasurer of MDC.
Mr. Hohl received his Bachelor's Degree in Business Administration from Wichita State University in 1962.

     C. HOWARD WILKINS, JR. has most recently served on the Board of Directors since May 1994. Mr. Wilkins founded the Company in 1982 and served as Chairman of the Board until 1989 when he resigned in order to become Ambassador to the Netherlands. Mr. Wilkins served as Ambassador to the Netherlands until 1992. Mr. Wilkins was the founder, President and Chairman of the Board of Pizza Corporation of America, a publicly held company traded on the American Stock Exchange and the largest Pizza Hut franchisee with 270 restaurants, until 1975 when Pizza Corporation of America merged with Pizza Hut, Inc. Mr. Wilkins' private investments include Pizza Hut restaurants located in Texas and New Mexico and several other specialty restaurants. Mr. Wilkins is a stockholder and a member of the Board of Directors of U.S. Filter Corporation, a public company involved in comprehensive water treatment solutions. Mr. Wilkins received his Bachelor's Degree from Yale University in 1960.

     No family relationships exist between or among the directors or officers of the Company.

     THE BOARD HAS UNANIMOUSLY APPROVED THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

                                EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid or accrued during the fiscal years ended January 25, 1998, January 26, 1997 and January 28, 1996 to the Company's Chief Executive Officer and the highest paid executive officers of the Company whose annual cash compensation exceeds $100,000.

                              SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION
                        ---------------------------------
Name and Principal Position       Fiscal Year          Salary       Bonus
---------------------------       -----------          ------       -----
Chris F. Hotze                      1998              $9,000(1)     $  -
   President and Chairman of        1997               9,000(1)        -
   the Board                        1996               9,000(1)        -

Alan Bundy
   Executive Vice President         1998            $129,425        $10,000
                                    1997              74,635(2)       5,000
                                    1996                  -            -

Andres Mouland
   Vice President of Operations     1998             $96,762(3)     $10,000
                                    1997              97,418         10,000
                                    1996              97,116         10,000

Linn F. Hohl
   Vice President of Finance        1998             $90,462        $10,000
                                    1997              90,837         10,000
                                    1996              90,543         10,000

--------------------------

(1) Paid by a corporation owned by C. Howard Wilkins, Jr., a director and the majority stockholder of the Company. Mr. Hotze did not devote his full time to the Company during the time periods indicated and this amount represents the value of his services rendered to the Company.

(2)  Mr. Bundy became employed by the Company on June 17, 1996.

(3) Mr. Mouland will no longer serve as an executive officer of the Company commencing on May 29, 1998.

OPTION GRANTS IN FISCAL YEAR 1998

     During the fiscal year ended January 25, 1998, the Company did not grant stock options to the executive officers named in the Summary Compensation Table.


AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998

     The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning each exercise of stock options during the fiscal year ended January 25, 1998 and the value of unexercised stock options at January 25, 1998.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

                                                                   Number of Securities
                                                                             Underlying      Value of Unexercised
                                         Shares                     Unexercised Options   In-the-Money Options at
                                       Acquired                     at January 25, 1998          January 25, 1998
                                             on            Value        Exercisable(E)/              Exercisable/
Name                                   Exercise       Realized(1)      Unexercisable(U)          Unexercisable(2)
----                                   --------       -----------      ----------------          ----------------
Chris F. Hotze
   President and Chairman of                 --                --              55,000E/                $126,600E/
   the Board                                                                        0 U                       0 U

Alan L. Bundy
   Executive Vice President              10,000           $16,850             135,975E/                 $67,988E/
                                                                               145,975U                 $72,988U/

Andres Mouland
   Vice President of Operations              --                --              45,000E/                $104,400E/
                                                                                    0 U                       0 U

Linn F. Hohl
   Vice President of Finance                 --                --              42,000E/                 $97,740E/
                                                                                    0 U                       0 U

--------------------------

(1) Value realized is the difference between the market price of the underlying common stock on the exercise date and the exercise price.

(2) Values have been computed based on the average of the bid and ask price of the Company's common stock on January 23, 1998 of $2.69 per share.

                                   DIRECTORS' FEES

     Each member of the Board of Directors, other than those who are employees of the Company, is entitled to receive $500 for each meeting he attends, plus reimbursement for expenses incurred in connection with his attendance at such meeting.

                             ATTENDANCE AT BOARD MEETINGS

     During the fiscal year ended January 25, 1998, the Board of Directors held one meeting and acted by unanimous written consent to action two times. All directors attended this board meeting.
                                      COMMITTEES

     The Company has no Executive, Audit, Compensation or Nominating Committees.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 24, 1997, the Company sold all of its assets used in the operation of eight Grandy's restaurants to Red Apple Corporation for the amount of $435,000. Red Apple Corporation is substantially owned by Chris F. Hotze, Linn
F. Hohl, Andres Mouland and C. Howard Wilkins, Jr., all of whom are officers and/or directors of the Company. The restaurants were sold so that the Company could focus on the development of the Amarillo Mesquite Grill restaurant chain. The computation of the sales price was based on three times store level cash flow. Management believes that the sales price represents the fair value of the assets sold. Red Apple Corporation will pay a $1,000 per month per restaurant management fee to the Company for services rendered by the Company for management of these restaurants.

     On September 11, 1997, the Company, along with C. Howard Wilkins, a director of the Company, Robert A. Geist, a greater than 10% stockholder of the Company through his ownership in Starwood Investments, L.P., and two other existing stockholders of the Company, formed AMG, Inc., a Kansas corporation. AMG, Inc. was formed for the sole purpose of constructing and operating Amarillo Mesquite Grill restaurants in the cities of Muskogee, Oklahoma, Wichita, Kansas and Manhattan, Kansas. The Company received 48% of the common stock of AMG, Inc. and entered into a verbal management agreement to manage the construction and operation of these restaurants. The Company received a total management fee of $102,980 for its services. On February 23, 1998, the Company entered into an agreement with the current stockholders of AMG, Inc. to purchase such stockholders' 52% interest in AMG, Inc. for an aggregate purchase price of 450,000 restricted shares of the Company's common stock. Pursuant to this transaction, Mr.
Wilkins and his affiliated entities received 216,000 shares of the Company's stock, Mr. Geist received 216,000 shares of stock, Tom Devlin received 9,000 shares of stock and Andres Mouland received 9,000 shares of stock. This transaction resulted in AMG, Inc. becoming a wholly owned subsidiary of the Company.

     The Company believes that the terms of the transactions described above are no less favorable to the Company then the Company could have obtained from non-affiliated parties. In the future, all transactions between the Company and its affiliated entities, executive officers, directors or stockholders will be on terms which will continue to be no less favorable to the Company than the Company could obtain from non-affiliated parties.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended January 25, 1998, all officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except Alan L. Bundy who failed to timely file one report which would have reported two transactions. Mr. Bundy has subsequently reported these transactions on a Form 5.

                        RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent auditors for the ensuing fiscal year. KPMG Peat Marwick LLP has served as the Company's independent auditors since its inception. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to answer appropriate questions, but does not intend to make a statement.

                                    VOTE REQUIRED

     The four nominees for election as directors at the Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock, a quorum being present, shall become directors at the conclusion of the tabulation of votes.

     Under Kansas Law and the Company's Articles of Incorporation and By-laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of other proposals presented at the meeting, and the total number of votes cast "for" a matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

                             MANNER IN WHICH THE PROXIES
                                    WILL BE VOTED

     The Company proposes to vote management proxies and all unmarked proxies for the election of each of the four nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of election, which the Company has no reason to anticipate, proxies may be voted for such substitute nominee as the Company may propose.

     The Board knows of no other matter to be presented at the meeting.
However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy. Moreover, it is important that the proxies be returned promptly.

                              PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders to be presented at the Company's 1999 annual meeting must be received by the Company's executive office no later than December 15, 1998 for inclusion in the Proxy Statement.

                                   By Order of the Board of Directors
                                   Linn F. Hohl, Secretary

Wichita, Kansas
April 29, 1998

AMARILLO MESQUITE GRILL, INC.
302 NORTH ROCK ROAD, SUITE 200                  PROXY
P.O. BOX 2817                                   THIS PROXY IS SOLICITED ON
WICHITA, KANSAS 67201                           BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chris F. Hotze and Linn F. Hohl as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Amarillo Mesquite Grill, Inc., as held of record by the undersigned on April 29, 1998, at the annual meeting of stockholders to be held on May 29, 1998, or any adjournment thereof.

1.   ELECTION OF DIRECTORS                 [  ] FOR all nominees listed below         [  ] WITHHOLD AUTHORITY to vote
                                                (except as marked to the contrary          for all nominees listed below
                                                below)

Chris F. Hotze, Linn F. Hohl, C. Howard Wilkins, Jr., Alan L. Bundy
(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________________________________________________________________________________________

2.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                     (Continued on other side)

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                        Please sign exactly as name appears
                                        below.  When shares are held by joint
                                        tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                        If a corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer.  If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        Dated: ________________, 1998

                                        Signature ______________________________

                                        ________________________________________
                                               Signature, if held jointly

      Please mark, sign, date and return this proxy promptly by using the enclosed envelope.